Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Crossroads Equipment Lease & Finance, LLC

9385 Haven Avenue

Rancho Cucamonga, CA 91730

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Crossroads Equipment Lease & Finance, LLC, (the “Company,” as the engaging party) and BofA Securities, Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of a sample of collateral assets which may be included in the potential issuance of asset-backed notes collateralized by a pool of equipment loans and leases by Crossroads Asset Trust 2025-A (the “Transaction”). The Company (the “Responsible Party”) is responsible for the Transaction and the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 130 equipment loan/lease receivables (the “Sample Receivables”). The selection of Sample Receivables is summarized below:

•	The Company provided a listing of 1,629 receivables in the Preliminary Loan Pool Listing (as defined below). As instructed by the Company, we randomly selected 125 receivables from the Preliminary Loan Pool Listing (the “Preliminary Sample Receivables”). PwC began procedures on the Preliminary Sample Receivables in February 2025, however the Company requested PwC pause procedures prior to completion.
•	The Company provided an updated proposed pool of collateral comprised of 2,223 receivables in the Updated Loan Pool Listing (as defined below).
•	The Company informed us that 30 Preliminary Sample Receivables are no longer part of the proposed pool of collateral for the Transaction (the remaining 95 Preliminary Sample Receivables are herein referred to as the “Adjusted Preliminary Sample Receivables”).
•	As instructed by the Company, we randomly selected 30 receivables from the Updated Loan Pool Listing excluding the Preliminary Sample Receivables (the “Additional Sample Receivables”).
•	As instructed by the Company, we randomly selected 5 receivables (the “Pledge Lines Sample Receivables”) from the Pledge Line File (as defined below), specifically 2 random receivables related to the lender A pledge line and 3 random receivables related to the lender B pledge line.

www.pwc.com	PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017 T: 646-471-3000, F: 813-286-6000

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•	The final Sample Receivables in aggregate are, the Adjusted Preliminary Sample Receivables, together with the Additional Sample Receivables and the Pledge Lines Sample Receivables, for a total of 130 Sample Receivables. The Company represents that the Sample Receivables are included in the final proposed pool of collateral for the Transaction and are included in the Data Tape (as defined below).

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about Preliminary Loan Pool Listing, the Updated Loan Pool Listing, the Pledge Line File, the entire Data Tape, or any receivables added for the Transaction, or any other receivables in the Preliminary Loan Pool Listing and Updated Loan Pool Listing that are excluded from the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;
•	The value of collateral securing such assets; and
•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

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•	The reasonableness of any of the assumptions provided by the Responsible Party; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool for the Transaction based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

Procedure Definitions

•	The phrase “compared” refers to the comparison of one of more data elements to underlying documentation.

Data, Information and Documents Provided

The Company provided the following data, information and documents with respect to the proposed Transaction:

1.	An Excel file titled “XROADS 2025-A - Lease IDs.xlsx” which the Company represents contains the preliminary proposed pool of collateral for the Transaction as of January 31, 2025 (the “Preliminary Loan Pool Listing”).

2.	An Excel file titled “Lease IDs_ABS Pool_4.30.25 (vs PwC Sample).xlsx” which the Company represents contains an updated preliminary proposed pool of collateral for the Transaction as of April 30, 2025 (the “Cutoff Date”) (the “Updated Loan Pool Listing”).

3.	An Excel file titled “ABS Pool_Pledge Lines Only.xlsx” which the Company represents contains 69 receivables for the Transaction and details as to which lender each receivable is pledged to (referred to as “lender A and lender B”) under their respective lending facilities as of the Cutoff Date (the “Pledge Line File”).

4.	An Excel file titled “PerformanceTape_2025_04_30 - ABS Pool v2_5.16.25.xlsx” which the Company represents contains detailed information on 2,440 equipment loan/lease receivables and is the final proposed pool of collateral for the Transaction as of the Cutoff Date (the “Data Tape”).

5.	For each Sample Receivable as applicable, the Company provided the following documents which they represent is extracted from the Company’s internal document management and servicing system (“DMSS”) that is used to store origination information including contracts and customer correspondence and notes regarding certain Company interactions with customers; and the receivables servicing information and history. The Company represents that DMSS is maintained by the Company and is their primary servicing and record keeping systems for the equipment loan/lease receivables:

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a.	PDF of a loan/lease contract and modification or assumption letters (if any) (the “Contract”),
b.	PDF of an insurance document (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, Vehicle or Equipment Certificate of Insurance, or Self Insurance Form) (the “Insurance File”),
c.	PDF of security interest (UCC Financing Statement, Application for Title, Certificate of Title) (the “Security Interest File”), and
d.	PDF copy of the Company’s titling instructions showing acceptable lienholder names, and email support confirming other acceptable lienholder names (together, the “Lienholder Support”).
e.	For Direct Financial Leases (“DFL”), an amortization schedule ("DFL Amortization Schedule") containing the interest rate for each DFL receivable.

The data, information and documents listed above are collectively referred to as the "Data, Information, and Documents".

Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables and reported our findings therefrom. For purposes of the procedures below, in the event that a document was not clear, data was missing, or there was a question with regards to information contained in the Data, Information and Documents that was relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification prior to reporting any exceptions.

A.	For each Sample Receivable, we compared each attribute specified in the table below (“Specified Attribute”), as set forth in the Data Tape, to the corresponding information contained in the respective source file listed below and reported our findings after the application of the “Threshold and/or Special Instructions” provided by the Company, as listed below:

#	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions
1	Identifier	Lease ID	Contract
2	Borrower state	State	Contract
3	New or used	Asset Count Used or Asset Count New	Contract

1.       If “Asset Count Used” is greater than zero, the Sample Receivable is noted as used, else the Sample Receivable is noted as new.

2.      For Sample Receivables #64 and #78, the Company instructed us that there are multiple pieces of collateral identified in the Contract; and to assign a value of “used” if any of the collateral has an ‘equipment date' of a year prior to the “Lease Begin Date.”

4	Payment frequency	Lease Bill Cycle Code	Contract
5	Original term	Lease Term	Contract
6	Original amount financed	Net Cap Costs	Contract
7	Coupon	Lease Rate	Contract

For 4 DFL Sample Receivables (#69, #89, #94, and #95), we compared the interest rate in the DFL Amortization Schedule to the “Lease Rate” in the Data Tape.

For all other Sample Receivables, if the difference in coupon is 0.03% or more, we noted an exception.

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We noted no exceptions in performing procedure A.

B.	For each Sample Receivable, we observed a signature next to the “borrower” section of the Contract. We noted no exceptions, and we make no comment as to the authenticity or validity of any signature.

C.	For each Sample Receivable, we compared:

1.	The effective start date on the Insurance File to the “Lease Begin Date” field on the Data Tape, noting an exception if the effective date on the Insurance File is after the ”Lease Begin Date” shown on the Data Tape. If an insurance contract was noted as “continuous” (with no end date), we performed no additional procedures. We noted one exception for procedure C(1):

Sample Receivable #	Lease Begin Date per Data Tape	Effective Start Date per Insurance File
33	9/19/2024	9/20/2024

2.	The name of the “Lienholder” in the Security Interest File to “Crossroads”, “EQ LSE/FIN LLC”, or “Velocity Trust LTD”, or to an acceptable variation as listed in the Lienholder Support. We noted no exceptions.

***

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the Transaction or the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

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In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933) and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

New York, New York

June 2, 2025